                PROVIDENT FINANCIAL GROUP, INC. AND SUBSIDIARIES

EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the
Quarterly Report of Provident  Financial Group, Inc.  ("Provident") on Form 10-Q
for the period ending June 30, 2003 (the "Report"), I, Robert L. Hoverson, Chief
Executive Officer (Principal Executive Officer) of Provident,  certify, pursuant to  18  U.S.C.  Section  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   (1)The Report fully complies with the  requirements of section 13(a) or 15(d)
      of the Securities Exchange Act of 1934; and

   (2)The information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of Provident.

/s/ Robert L. Hoverson
----------------------
Robert L. Hoverson
Chief Executive Officer
(Principal Executive Officer)

August 14, 2003

[A signed  original of this written  statement  required by Section 906 has been provided to Provident  Financial  Group,  Inc. and will be retained by Provident
Financial Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]